SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest event
                             Reported): May 29, 2001


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

            Delaware               333-49820               13-3320910
-------------------------------   -----------   -------------------------------
(State or Other Jurisdiction of   (Commission   (I.R.S. Employer Identification
         Incorporation)           File Number)                No.)

                                11 Madison Avenue
                            New York, New York 10010
          -----------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

        Registrant's telephone number, including area code (212) 325-2000
                                                           ----- --------


Item 5.  Other Events.
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Filing of Computational Materials
---------------------------------

Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Credit Suisse First Boston Mortgage Securities Corp. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Mortgage Pass-Through Certificates, Series 2001-S13 (the "Certificates").

In connection with the offering of the Certificates, Credit Suisse First Boston Corporation ("CSFB"), as an underwriter of the Offered Certificates, has prepared certain materials (the "Computational Materials") for distribution to their potential investors. Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, which are listed as Exhibit 99.1 hereto, are filed on Form SE dated May 29, 2001.





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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated March 6, 2001 and the prospectus supplement dated May 29, 2001 (collectively, the "Prospectus"), of Credit Suisse First Boston Mortgage Securities Corp., relating to its Credit Suisse First Boston Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2001-S13.


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1     Computational Materials filed on Form SE dated May 29, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CREDIT SUISSE FIRST BOSTON MORTGAGE
                                         SECURITIES CORP.


                                         By: /s/  Kari Roberts
                                            ---------------------
                                            Name:   Kari Roberts
                                            Title:  Director


Dated:  May 29, 2001


Exhibit Index
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Exhibit                                                                   Page
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99.1     Credit Suisse First Boston Mortgage Securities Corp. Computational
         Materials filed on Form SE dated May 29, 2001.